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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




           Date of Report                             November 1, 2004



                                 SURGICARE, INC.
             (Exact Name of Registrant as Specified in Its Charter)


        DELAWARE                   001-16587                   58-1597246
(State or other jurisdiction      (Commission                 (IRS Employer
    of incorporation)             File Number)              Identification No.)



                         10700 Richmond Ave., Suite 300
                              HOUSTON, TEXAS 77042
                    (Address of principal executive offices)

                                 (713) 973-6675
              (Registrant's telephone number, including area code)



                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 8.01.  Other Events.

On November 1, 2004, SurgiCare, Inc. issued a press release announcing delay in deal closing and progress on syndication of surgery/imaging centers.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SURGICARE, INC.



Date:  November 1, 2004              By:   /s/  Keith LeBlanc
                                           -------------------------------
                                           Keith LeBlanc
                                           President and Chief Executive Officer





                                  EXHIBIT INDEX


               Exhibit No.                        Description
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                 99.1                    Press Release dated November 1, 2004





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